Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of Clayton Holdings, Inc. (the “Company”) on Form 10-K/A for the period ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Frank P. Filipps, Chief Executive Officer of the Company, and Frederick C. Herbst, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 29, 2008

By:	/s/ Frank P. Filipps
Frank P. Filipps
Chief Executive Officer

By:	/s/ Frederick C. Herbst
Frederick C. Herbst
Chief Financial Officer